N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09277

Viking Mutual Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. REPORTS TO STOCKHOLDERS

[Logo]

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota
Viking Small-Cap Value Fund

Annual Report
December 31, 2010

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Suite 1100 Westlake, OH 44145-1524

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

VIKING TAX-FREE FUND FOR MONTANA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for Montana ("Tax-Free Fund for MT", or the "Fund") for the year ended December 31, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Economic Recap

As we entered 2010, some indicators of the state of the economy appeared to be improving, albeit gradually. The economy continued to be supported by the myriad of fiscal and monetary stimulus programs, many of which have worked over prior periods. As evidence, the credit markets were nearly completely healed. Credit spreads returned to their pre-crisis levels with improvement seen not only in investment grade credits but also in high-yield issues. The vibrant equity market, up nearly 80% from the lows from a year earlier, was another indication of how the capital markets rebounded. While the markets are forward-looking, most economic indicators showed meaningful improvement. Retail sales were up, durable goods orders continued to expand, global growth remained strong and additional fiscal stimulus was forthcoming. Housing and employment remained weak, however, and the exploding budget deficit was cause for concern.

When we entered the second quarter, the economic environment appeared robust, and many forecasts for GDP and corporate profits were being revised upward. Of course, nothing good lasts forever, and during May and June there were a series of shocks to the market that changed the game significantly. First was the heightened anxiety over the Greek debt crisis which grew to a near panic over the entire European financial system. This concern over the financial condition of Europe eventually created significant fear of contagion within the U.S. financial system. The continuing bad news concerning the Gulf of Mexico oil spill and the potential long-term impact on the region's economy and ecology further eroded expectations for a healthy economic recovery.

Economic data released during the third quarter suggested a lackluster recovery relative to historical post-recession periods. While the data didn't indicate severe weakness, it illustrated the economy lacked positive momentum. As a result, the Fed made it clear it had no intention of raising rates anytime soon and it signaled its intent to embark on a new round of Treasury Bond purchases also known as quantitative easing or "QE2." Additionally, concerns raised in the second quarter over sovereign debt waned somewhat. The financial markets reacted favorably as stocks and bonds rallied on the perception that tighter monetary policy wouldn't be a threat and economic growth would eventually occur.

During the fourth quarter, equity prices and commodities rallied as the economic data released indicated that the U.S. economy was growing at a moderate pace and the fear of a double-dip recession began to dissipate. As a result, bond market interest rates rose. The year-end tax/stimulus package provided a more confident backdrop going into 2011, and the Fed continued to reiterate it would not raise rates any time soon.

Following two years of recession and financial turmoil, 2010 provided the first full year of real GDP growth since 2007. The recovery mustered enough strength to avoid a double-dip recession, while weathering the European sovereign debt crisis and the overhang of policy uncertainty from an aggressive federal legislative agenda. Despite these notable accomplishments, the recovery lacked some of the required ingredients for self-sustaining growth and continued to rely heavily on government support as the year concluded. An unemployment rate near 10% stood as a painful reminder that the transition toward a brighter economic future remained far from complete.

Municipal Bond Market Recap

The first three months of the New Year, although somewhat volatile, lacked the extreme volatility seen in the municipal market over the last two years. Yields declined for the most part in January and February with a continued steepening of the yield curve as shorter maturities declined more in yield than longer dated paper. Muni yields turned and moved higher in March except for yields on longer, lower rated investment grade credits which declined modestly. Behind the higher yields was a shift from strong muni fund inflows to sharply negative fund flows in the latter part of March. The weakness in fund flows was likely related to the press reporting on state budgetary pressures. The yield curve also flattened considerably in March with short to intermediate yields up sharply while yields on longer paper were flat to slightly lower. For the quarter, credit spreads narrowed as higher grade muni yields were up slightly while A and BBB yields declined moderately, more so on the longer end.

Yields declined and prices rose throughout April and May followed by a moderate increase in yields in June. Credit spreads narrowed in April with A and BBB yields declining more but then widened somewhat in May and June and were relatively flat for the quarter. Given the strong performance in the front half (first 15 maturities) of the yield curve and relative underperformance of the back, the slope of the yield curve steepened through May and June and stood at 372 basis points from 1 to 30 years. While this slope was over 100 basis points lower than the steepest of the financial crisis, it was almost 10 times as steep as early 2007.

Muni yields declined and prices rose significantly throughout July and August as economic data indicated a sluggish pace of growth. This was followed by a moderate increase in yields and decline in prices in September. Credit spreads narrowed in July and August with A and BBB yields declining more and were relatively flat in September. The slope of the yield curve flattened somewhat during the quarter as it declined from 372 basis points to 340 basis points.

The muni market was relatively stable in October as yields increased steadily but gradually with a corresponding moderate drop in prices. Municipals experienced significant stress in November as heavy supply due to uncertainty regarding the extension of the Build American Bond ("BAB") Program trounced lagging demand and large muni fund outflows exacerbated the price decline by forcing portfolio managers to sell municipals to meet redemption requests. Selling continued in December as it became increasingly likely the BAB Program would sunset and the anti-muni rhetoric enjoyed heightened visibility. The slope of the yield curve steepened in Q4 to 431 basis points providing investors significant compensation for venturing further out in maturity concentration.

For the year, the tax exempt market was impacted by rising US Treasury rates, the loss of the BAB Program, the extension of the Bush tax cuts (fueling deficit and long term inflation concerns) and increased focus on and rhetoric regarding state and local budgetary pressures.

Fund Performance and Outlook

Viking Tax-Free Fund for Montana provided a total return of 1.93%* (at net asset value with distributions reinvested) for the year ended December 31, 2010, compared to the Fund's benchmark, the Barclays Capital Municipal Bond Index, which returned 2.37%.

We believe the recent round of high profile predictions of massive municipal defaults are misconceptions, lumping together state and localities current fiscal problems, stemming largely from the recession, with longer-term issues relating to debt, pension obligations and retiree health costs. States and localities have used a combination of reserve funds, stimulus funds, budget cuts and tax increases to narrow these recession-induced deficits. While these deficits have caused severe problems and states and localities are struggling to maintain needed services, this is a cyclical problem that ultimately will ease as the economy recovers. It is not appropriate to add longer-term costs such as bond indebtedness, pension obligations, and retiree health insurance to projected operating deficits. States and localities have issued bonds almost exclusively to fund infrastructure projects, not finance operating costs, and while the amount of outstanding debt has increased slightly over the past decade it remains within historical parameters. Additionally, interest payments on state and local bonds generally absorb just 4 to 5 percent of current expenditures. Finally, municipal bond defaults have been extremely rare at less than one-third of 1 percent historically. In fact, according to Distressed Debt Securities Newsletter, defaults totaled only $8.5 billion of the roughly $2.8 trillion municipal bond market in 2008, falling to $7.3 billion in 2009 and falling sharply to $2.5 billion in 2010. Looking ahead, an improving economy, tax increases and spending cuts should assist states in resolving current fiscal problems and addressing the longer-term issues.

Despite the continued scarcity of Montana municipal bonds throughout the period, the Fund was able to obtain an adequate supply of investment grade bonds of various maturities. The Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. We remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among investment grade issues of varying maturities. The highest level of current income that is exempt from Federal and Montana income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

We recommend that shareholders view their investment in the Fund as a long-term investment. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it's the long-term investors that may be rewarded with the long-term benefits of tax-free income and relative low volatility that muni bonds have provided for decades.

Thank you for investing in the Viking Tax-Free Fund for Montana. If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Shannon Radke

Senior Portfolio Manager

The views expressed are those of Shannon Radke, President and Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.36%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.96%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund's dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR MONTANA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for Montana without Sales Charge	Viking Tax-Free Fund for Montana with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/00	$10,000	$9,627	$10,000
12/31/01	$10,452	$10,063	$10,513
12/31/02	$11,489	$11,061	$11,523
12/31/03	$11,999	$11,552	$12,136
12/31/04	$12,485	$12,020	$12,678
12/31/05	$12,730	$12,255	$13,126
12/31/06	$13,258	$12,764	$13,762
12/31/07	$13,651	$13,142	$14,226
12/31/08	$13,014	$12,529	$13,875
12/31/09	$14,572	$14,029	$15,666
12/31/10	$14,854	$14,300	$16,037

Average Annual Total Returns for the periods ending December 31, 2010

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	1.93%	2.86%	3.13%	4.04%	4.01%
With sales charge (3.75%)	-1.87%	1.55%	2.35%	3.64%	3.66%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for ND", or the "Fund") for the year ended December 31, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Economic Recap

As we entered 2010, some indicators of the state of the economy appeared to be improving, albeit gradually. The economy continued to be supported by the myriad of fiscal and monetary stimulus programs, many of which have worked over prior periods. As evidence, the credit markets were nearly completely healed. Credit spreads returned to their pre-crisis levels with improvement seen not only in investment grade credits but also in high-yield issues. The vibrant equity market, up nearly 80% from the lows from a year earlier, was another indication of how the capital markets rebounded. While the markets are forward-looking, most economic indicators showed meaningful improvement. Retail sales were up, durable goods orders continued to expand, global growth remained strong and additional fiscal stimulus was forthcoming. Housing and employment remained weak, however, and the exploding budget deficit was cause for concern.

When we entered the second quarter, the economic environment appeared robust, and many forecasts for GDP and corporate profits were being revised upward. Of course, nothing good lasts forever, and during May and June there were a series of shocks to the market that changed the game significantly. First was the heightened anxiety over the Greek debt crisis which grew to a near panic over the entire European financial system. This concern over the financial condition of Europe eventually created significant fear of contagion within the U.S. financial system. The continuing bad news concerning the Gulf of Mexico oil spill and the potential long-term impact on the region's economy and ecology further eroded expectations for a healthy economic recovery.

Economic data released during the third quarter suggested a lackluster recovery relative to historical post-recession periods. While the data didn't indicate severe weakness, it illustrated the economy lacked positive momentum. As a result, the Fed made it clear it had no intention of raising rates anytime soon and it signaled its intent to embark on a new round of Treasury Bond purchases also known as quantitative easing or "QE2." Additionally, concerns raised in the second quarter over sovereign debt waned somewhat. The financial markets reacted favorably as stocks and bonds rallied on the perception that tighter monetary policy wouldn't be a threat and economic growth would eventually occur.

During the fourth quarter, equity prices and commodities rallied as the economic data released indicated that the U.S. economy was growing at a moderate pace and the fear of a double-dip recession began to dissipate. As a result, bond market interest rates rose. The year-end tax/stimulus package provided a more confident backdrop going into 2011, and the Fed continued to reiterate it would not raise rates any time soon.

Following two years of recession and financial turmoil, 2010 provided the first full year of real GDP growth since 2007. The recovery mustered enough strength to avoid a double-dip recession, while weathering the European sovereign debt crisis and the overhang of policy uncertainty from an aggressive federal legislative agenda. Despite these notable accomplishments, the recovery lacked some of the required ingredients for self-sustaining growth and continued to rely heavily on government support as the year concluded. An unemployment rate near 10% stood as a painful reminder that the transition toward a brighter economic future remained far from complete.

Municipal Bond Market Recap

The first three months of the New Year, although somewhat volatile, lacked the extreme volatility seen in the municipal market over the last two years. Yields declined for the most part in January and February with a continued steepening of the yield curve as shorter maturities declined more in yield than longer dated paper. Muni yields turned and moved higher in March except for yields on longer, lower rated investment grade credits which declined modestly. Behind the higher yields was a shift from strong muni fund inflows to sharply negative fund flows in the latter part of March. The weakness in fund flows was likely related to the press reporting on state budgetary pressures. The yield curve also flattened considerably in March with short to intermediate yields up sharply while yields on longer paper were flat to slightly lower. For the quarter, credit spreads narrowed as higher grade muni yields were up slightly while A and BBB yields declined moderately, more so on the longer end.

Yields declined and prices rose throughout April and May followed by a moderate increase in yields in June. Credit spreads narrowed in April with A and BBB yields declining more but then widened somewhat in May and June and were relatively flat for the quarter. Given the strong performance in the front half (first 15 maturities) of the yield curve and relative underperformance of the back, the slope of the yield curve steepened through May and June and stood at 372 basis points from 1 to 30 years. While this slope was over 100 basis points lower than the steepest of the financial crisis, it was almost 10 times as steep as early 2007.

Muni yields declined and prices rose significantly throughout July and August as economic data indicated a sluggish pace of growth. This was followed by a moderate increase in yields and decline in prices in September. Credit spreads narrowed in July and August with A and BBB yields declining more and were relatively flat in September. The slope of the yield curve flattened somewhat during the quarter as it declined from 372 basis points to 340 basis points.

The muni market was relatively stable in October as yields increased steadily but gradually with a corresponding moderate drop in prices. Municipals experienced significant stress in November as heavy supply due to uncertainty regarding the extension of the Build American Bond ("BAB") Program trounced lagging demand and large muni fund outflows exacerbated the price decline by forcing portfolio managers to sell municipals to meet redemption requests. Selling continued in December as it became increasingly likely the BAB Program would sunset and the anti-muni rhetoric enjoyed heightened visibility. The slope of the yield curve steepened in Q4 to 431 basis points providing investors significant compensation for venturing further out in maturity concentration.

For the year, the tax exempt market was impacted by rising US Treasury rates, the loss of the BAB Program, the extension of the Bush tax cuts (fueling deficit and long term inflation concerns) and increased focus on and rhetoric regarding state and local budgetary pressures.

Fund Performance and Outlook

Viking Tax-Free Fund for North Dakota provided a total return of 1.48%* (at net asset value with distributions reinvested) for the year ended December 31, 2010, compared to the Fund's benchmark, the Barclays Capital Municipal Bond Index, which returned 2.37%.

We believe the recent round of high profile predictions of massive municipal defaults are misconceptions, lumping together state and localities current fiscal problems, stemming largely from the recession, with longer-term issues relating to debt, pension obligations and retiree health costs. States and localities have used a combination of reserve funds, stimulus funds, budget cuts and tax increases to narrow these recession-induced deficits. While these deficits have caused severe problems and states and localities are struggling to maintain needed services, this is a cyclical problem that ultimately will ease as the economy recovers. It is not appropriate to add longer-term costs such as bond indebtedness, pension obligations, and retiree health insurance to projected operating deficits. States and localities have issued bonds almost exclusively to fund infrastructure projects, not finance operating costs, and while the amount of outstanding debt has increased slightly over the past decade it remains within historical parameters. Additionally, interest payments on state and local bonds generally absorb just 4 to 5 percent of current expenditures. Finally, municipal bond defaults have been extremely rare at less than one-third of 1 percent historically. In fact, according to Distressed Debt Securities Newsletter, defaults totaled only $8.5 billion of the roughly $2.8 trillion municipal bond market in 2008, falling to $7.3 billion in 2009 and falling sharply to $2.5 billion in 2010. Looking ahead, an improving economy, tax increases and spending cuts should assist states in resolving current fiscal problems and addressing the longer-term issues.

Despite the continued scarcity of North Dakota municipal bonds throughout the period, the Fund was able to obtain an adequate supply of investment grade bonds of various maturities. The Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. We remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among investment grade issues of varying maturities. The highest level of current income that is exempt from Federal and North Dakota income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

We recommend that shareholders view their investment in the Fund as a long-term investment. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it's the long-term investors that may be rewarded with the long-term benefits of tax-free income and relative low volatility that muni bonds have provided for decades.

Thank you for investing in the Viking Tax-Free Fund for North Dakota. If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Shannon Radke

Senior Portfolio Manager

The views expressed are those of Shannon Radke, President and Senior Portfolio Manager with Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.42%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.96%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund's dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for North Dakota without Sales Charge	Viking Tax-Free Fund for North Dakota with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/00	$10,000	$9,623	$10,000
12/31/01	$10,327	$9,938	$10,513
12/31/02	$11,369	$10,940	$11,523
12/31/03	$11,892	$11,443	$12,136
12/31/04	$12,339	$11,873	$12,678
12/31/05	$12,615	$12,139	$13,126
12/31/06	$13,216	$12,718	$13,762
12/31/07	$13,583	$13,070	$14,226
12/31/08	$12,919	$12,432	$13,875
12/31/09	$14,698	$14,144	$15,666
12/31/10	$14,915	$14,353	$16,037

Average Annual Total Returns for the periods ending December 31, 2010

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	1.48%	3.17%	3.41%	4.08%	4.22%
With sales charge (3.75%)	-2.31%	1.87%	2.61%	3.68%	3.87%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING SMALL-CAP VALUE FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Small-Cap Value Fund ("Small-Cap Value Fund", or the "Fund") for the year ended December 31, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Introduction

The fourth quarter of 2010 was a strong quarter for equities across all market capitalizations. In the large-cap segment of the market, the S&P 500 and the Russell 1000 Index were both up more than 10%. In the small-cap segment, the Russell 2000 and the Russell 2000 Value indices rose 16.3% and 15.4%, respectively. This built upon a strong third quarter to propel the primary small-cap benchmark to a gain of 26.9% for the year; its value counterpart was up 24.5%.

Growth continued to outperform value and the Russell 2000 Growth Index gained 17.1% and 29.1% in the quarter and year, respectively. The leading sectors were those most exposed to economic growth, including energy, materials and industrials. The laggards were clearly in the defensive camp; utilities, consumer staples and health care all rose less than the average.

Unlike the third quarter and much of the past 12 months, in the fourth quarter the market appeared to make up its mind about the sustainability of the recovery, as well as how to profit from it. Beginning with the late-August rally touched off by Chairman Bernanke's confirmation of a second round of quantitative easing (QE2), the market rallied strongly, especially small-caps. From the lows in late-August to the high on December 31, the Russell 2000 Value Index rose roughly 30%. Despite what we still consider to be a moderate recovery, optimism has returned, and speculative stocks are leading the way.

Performance Review

Viking Small-Cap Value Fund provided a total return of 17.76%* for the year ended December 31, 2010, compared to the Fund's benchmark, the Russell 2000 Value Index, which returned 24.50%. The Viking Small Cap Value Fund lagged during both the fourth quarter and the year, due primarily to weak stock selection and a slight lag in sector allocation. In addition, our emphasis on higher quality stocks proved to be a headwind in the latter half of the year. With our investment strategy and high-quality emphasis, it was difficult for us to take full advantage of the rally in speculative, low quality names. For example, companies that led the market higher in the second half of the year, primarily in the fourth quarter, shared these characteristics:

•	Under $500 million in market capitalization

•	Among the highest P/E ratios

•	Among the most volatile (highest beta) companies

•	Priced under $10 per share (low priced, as opposed to inexpensive)

•	Non-dividend paying

•	Among the highest growth expectations

The basic point is clear. In the latter half of the year, lower quality stocks took over leadership of the market, as sentiment improved and the economy continued to emerge from its malaise. In the fourth quarter, the best performing sectors relative to the market in the Portfolio were consumer staples, due to strong stock selection, and picks in information technology and utilities, which came close to matching the rapid rise of their sectors. Our laggards were financials, materials and industrials, where our picks were poor relative performers.

Investment Strategy and Market Outlook

In our previous commentary, we called for a more moderate return environment accompanied by sluggish economic growth. These predictions have proven to be either premature or overly pessimistic, or both. As the quarter progressed, surprisingly strong retail sales ahead of the holidays led to indications that consumers have "frugal fatigue," and that they are starting to feel better about economic prospects. Automobile sales are picking up as well.

The upward march in the price of oil and various other industrial materials illustrates that renewed confidence is not a purely domestic phenomenon. The global recovery is here and it is real, despite being a somewhat sluggish recovery by historical standards. No longer do we hear talk of a "double-dip" recession, and the market's rise reflects this new optimism.

With this optimism, the market's appetite for risk has clearly risen. We have already discussed the speculative leaders of the recent rally, but what comes next? If corporate profits continue to exceed expectations, as we expect they will for the first half of 2011, the rally should continue, although perhaps at a slower rate.

In our view, the combination of government stimulus and renewed global growth has raised the bar of expectations for the market. It is far more difficult today to find a bearish strategist than it was even three months ago. Usually, we find this uniformity of consensus to be unattractive. One factor, however, is convincing us that this rally will run its course—a huge amount of money is likely to come out of bond funds and back into equities over the next several months. Despite higher expectations and a market that has already come quite far, we expect a large shift in allocations toward equities to drive the market higher.

As such, we are moving our sector allocations to a more aggressive stance to take advantage of these predictions. Areas of interest include information technology, industrials and energy, due to their exposure to favorable macroeconomic trends and an ample number of high-quality investment opportunities.

As always, we remain disciplined stock pickers, focused on high-quality names selling at a discount to the market. We thank you for your continued trust and support.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Gregory Greene, CFA

Lead Portfolio Manager

Fox Asset Management LLC

The views expressed are those of Gregory Greene, Lead Portfolio Manager with Fox Asset Management LLC, sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.78%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.65%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

VIKING SMALL-CAP VALUE FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 2000 Value Index

	Viking Small-Cap Value Fund without Sales Charge	Viking Small-Cap Value Fund with Maximum Sales Charge	Russell 2000 Value Index
5/3/01	$10,000	$9,479	$10,000
12/31/01	$10,260	$9,725	$10,788
12/31/02	$9,350	$8,863	$9,556
12/31/03	$12,430	$11,782	$13,954
12/31/04	$14,649	$13,886	$17,058
12/31/05	$15,261	$14,466	$17,861
12/31/06	$17,401	$16,494	$22,055
12/31/07	$17,820	$16,891	$19,899
12/31/08	$12,987	$12,310	$14,143
12/31/09	$16,310	$15,460	$17,053
12/31/10	$18,936	$17,948	$21,232

Average Annual Total Returns for the periods ending December 31, 2010

	1 year	3 year	5 year	10 year	Since Inception (May 3, 2001)
Without sales charge	17.76%	2.04%	4.41%	N/A	6.80%
With sales charge (5.25%)	11.54%	0.23%	3.29%	N/A	6.22%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR MONTANA

SCHEDULE OF INVESTMENTS December 31, 2010

	Principal Amount	Fair Value
MUNICIPAL BONDS (96.4%)

Education (15.5%)
*MT St Brd Regents Higher Ed Rev Ref (MT St Univ) 5.000% 11/15/21	$750,000	$784,912
MT St Brd Regents Higher Ed Rev Ref (MT St Univ) 5.000% 11/15/18	260,000	286,062
MT St Brd Regents Higher Ed Rev Unref (Univ of MT) 5.750% 05/15/24	225,000	230,033
MT St Brd Regents Higher Ed Rev Ref (MT St Univ) 4.500% 11/15/25	770,000	779,725
*MT St Hgr Ed Student Assist Corp Student Ln Rev 5.500% 12/01/31	1,685,000	1,559,889
*MT St Hgr Ed Student Assist Corp Student Ln Rev 6.400% 12/01/32	1,625,000	1,536,210
*Univ of MT Univ Revs Facs Acq & Imp Ser C 5.000% 11/15/17	140,000	155,581
Univ of MT Univ Revs Higher Ed Facs Impt Ser D 5.375% 05/15/19	370,000	417,301
Univ of Puerto Rico 5.000% 06/01/17	1,000,000	1,004,570
		6,754,283
General Obligation (2.8%)
Bozeman MT 4.950% 07/01/20	170,000	176,424
Puerto Rico Commonwealth GO 6.000% 07/01/27	600,000	609,390
Ravalli Cnty MT G.O. 4.250% 07/01/27	150,000	137,933
Ravalli Cnty MT G.O. 4.350% 07/01/28	155,000	142,657
Ravalli Cnty MT G.O. 4.400% 07/01/29	165,000	151,363
		1,217,767
Health Care (32.0%)
MT Fac Fin Auth Hlth Care Facs Rev Ref-Developmental Ctr Proj 4.500% 06/01/16	250,000	261,760
MT Fac Fin Auth Hlth Care Facs Rev Ref-Developmental Ctr Proj 4.750% 06/01/19	170,000	175,248
MT Fac Fin Auth Hlth Care Facs Rev Childrens Home 4.550% 01/01/17	250,000	264,880
MT Fac Fin Auth Hlth Master Ln Pg NE MT-B 4.500% 05/01/27	250,000	230,528
MT Fac Fin Auth Hlth Care Facs Rev (St Luke Health) 4.500% 01/01/17	120,000	128,042
MT Fac Fin Auth Hlth Care Facs Rev (St Luke Health) 5.000% 01/01/22	600,000	610,242
MT Fac Fin Auth Glendive Med Pj 4.500% 07/01/23	250,000	243,345
MT Fac Fin Auth Powell Cnty Mem Hosp 4.500% 07/01/30	750,000	706,733
Montana Fac Fin Auth Health Care Rev Kalispell Regl Med Ctr 4.500% 07/01/23	1,025,000	971,352
Montana Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.650% 07/01/24	1,365,000	1,288,969
Montana Fac Fin Auth Health Care Facs Rev Kalispell Regl Med Ctr 4.750% 07/01/25	380,000	357,371
MT Fac Fin Auth Hlth Facs Rev Master Ln PG-Comnty Med Ctr 5.1250% 06/01/26	1,000,000	996,840
MT Fac Fin Auth Hosp Facs Rev (St Peters Hosp Proj) 5.000% 06/01/28	250,000	233,345
MT Fac Fin Auth Rev Prov Hlth & Svce 5.000% 10/01/19	175,000	186,949
*MT Fac Fin Auth Rev Prov Hlth & Svce 5.000% 10/01/22	1,500,000	1,517,595
MT Fac Fin Auth Rev Prov Hlth & Svce 4.800% 12/01/20	105,000	113,464
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/24	150,000	150,774
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/25	275,000	276,279
MT Fac Fin Auth Sisters of Charity of Levnwrth 4.500% 01/01/24	1,000,000	986,410
MT St Hlth Fac Auth Hlth Care Rev (State Hospital) 5.000% 06/01/22	600,000	579,780
MT St Hlth Fac Auth Hlth Care Rev (Big Horn Hosp - Hardin) 5.100% 02/01/18	300,000	300,195
MT St Hlth Fac Auth Hlth Care Rev (Lewis & Clark Nursing Home) 5.100% 02/01/18	350,000	350,227
*MT St Hlth Fac Auth Hlth Care Rev (Marcus Daly Memorial) 6.000% 08/01/20	1,400,000	1,400,966
MT St Hlth Fac Auth Hosp Fac Rev (Billings Clinic Deaconess) 5.250% 02/15/20	100,000	94,833
Yellowstone County MT Health Care Lease Rev 5.000% 09/01/29	1,250,000	1,243,875
Yellowstone County MT Health Care Lease Rev 5.250% 09/01/34	245,000	247,036
		13,917,038
Housing (4.0%)
MT Board Hsg AMT Single Family Mtg Ser B 4.750% 12/01/27	85,000	79,155
*MT Board of Hsg., Single Family Mtg 5.750% 06/01/30	40,000	40,049
*MT St Brd Hsg Sngle Fam Ser A-2 5.500% 12/01/20	50,000	50,056
*MT Board of Hsg., Single Family Program 5.600% 12/01/23	455,000	455,541
MT Board of Hsg., Single Family Program Series 2002A 5.200% 12/01/22	100,000	100,166
MT Board Hsg., Single Family Mtg Ser B-2 4.850% 12/01/15	55,000	55,183
MT Board of Hsg., Single Family Program 5.550% 06/01/33	100,000	96,014
MT Board of Hsg., Single Family Program 5.050% 12/01/24	145,000	146,318
MT Board of Hsg., Single Family Program 5.300% 12/01/29	620,000	625,797
MT Board Hsg., Single Family Mtg Ser C2 4.850% 12/01/26	130,000	123,409
		1,771,688
Other Revenue (22.7%)
Billings MT Spl Impt Dist No 1385 7.000% 07/01/17	255,000	267,804
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.550% 07/01/20	65,000	60,703
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.700% 07/01/21	70,000	64,706
Billings MT Pooled Spl Sidewalk Gutter & Alley 4.800% 07/01/22	70,000	64,072
Bozeman MT Tax Increment Urban Renewal Rev Downtown Impt Dist 4.950% 07/01/28	200,000	169,172
Gallatin Cnty MT Rural Impt Dist No 396 5.500% 07/01/25	600,000	561,006
Gallatin Cnty MT Rural Impt Dist No 396 6.000% 07/01/30	1,000,000	926,970
Great Falls MT Tax Increment Urban Renewal West BK Urban Renewal Dist-A 5.550% 07/01/29	275,000	283,181
Helena MT Ctfs Partn 4.625% 01/01/24	270,000	274,417
Helena MT Ctfs Partn 5.000% 01/01/29	175,000	174,379
Madison Cnty MT Rural Impt Dist 5.500% 07/01/25	770,000	740,609
Madison Cnty MT Rural Impt Dist 6.000% 7/01/30	1,000,000	948,860
Missoula, MT Spl Assmt Pooled Spl Sidewalk Curb 4.750% 07/01/27	200,000	188,312
Missoula MT Spl Assmt Sidewalk Curb 6.000% 07/01/30	200,000	190,836
Missoula, MT Spl Impt Dists #540 4.600% 07/01/24	100,000	90,172
Missoula, MT Spl Impt Dists #540 4.600% 07/01/25	105,000	93,561
Missoula, MT Spl Impt Dists NO 541 5.400% 07/01/29	370,000	378,344
Missoula, MT Tax Increment Urban Renewal 5.125% 07/01/26	125,000	121,803
MT Fac Fin Auth Rev (Cmnty Counsel & Correctl Svcs) 4.500% 10/1/22	470,000	481,322
MT Fac Fin Auth Boyd Andrew Cmnty Svcs Proj 4.375% 10/01/20	285,000	290,304
MT Fac Fin Auth Rev (Boyd Andrew Proj) 4.500% 10/01/22	215,000	220,179
MT St Hlth Fac Auth Hlth Care Rev (Lewis & Clark Office Proj) 5.100% 02/01/18	150,000	150,097
MT Hlth Facs Auth (Alternatives Inc) Prerelease Ctr. Rev 5.600% 10/01/17	750,000	733,628
MT Hlth Facs Auth (Boyd Andrew Prj) Pre Release Center 6.300% 10/01/20	795,000	795,564
Puerto Rico Sales Tax Fin First Sub-SER A 5.000% 08/01/24	800,000	802,624
Puerto Rico Sales Tax Fin Corp Sales Tax Rev 5.000% 08/01/26	750,000	724,995
Whitefish MT Tax Increment Urban Renewal Rev Emergency Svcs PJ Ref 4.625% 07/15/20	100,000	102,958
		9,900,578
Transportation (10.5%)
Billings MT Arpt Rev 4.500% 07/01/18	800,000	790,440
Billings MT Arpt Rev 4.750% 07/01/19	350,000	343,035
Billings MT Arpt Rev 5.000% 07/01/20	235,000	228,413
Billings MT Arpt Rev Customer Fac Chrg - Ser B 4.375% 07/01/30	750,000	677,715
MT St Dept Transn Rev Grant Antic Hwy 93 5.000% 06/01/22	350,000	374,276
Puerto Rico Highway Rev 4.950% 07/01/26	500,000	490,700
Puerto Rico Commonwealth Hwy & Trans Auth Hwy Rev 5.500% 7/1/20	270,000	277,320
Puerto Rico Comwlth Hwy & Trans Auth Transn Rev 5.500% 07/01/29	370,000	358,112
Puerto Rico Commonwealth Hwy & Trans Auth Rev 5.000% 07/01/26	300,000	282,693
Puerto Rico Commonwealth Hwy & Trans Auth Rev 5.500% 07/01/23	750,000	746,625
		4,569,329
Utilities (8.9%)
*Forsyth MT Pollution Ctl Rev Ref Northwestern Corp Colstrip 4.650% 08/01/23	1,500,000	1,476,960
Puerto Rico Electric Power Auth Power Rev 5.000% 07/01/28	1,000,000	943,170
Puerto Rico Electric Power Auth Power Rev 5.000% 07/01/22	725,000	728,248
Puerto Rico Elec Pwr Auth 5.000% 07/01/25	750,000	726,300
		3,874,678

TOTAL MUNICIPAL BONDS (COST: $42,877,110)		$42,005,361

SHORT-TERM SECURITIES (2.0%)	Shares
^Wells Fargo Advantage National Tax-Free Money Market 0.174% (COST: $870,506)	870,506	$870,506

TOTAL INVESTMENTS IN SECURITIES (COST: $43,747,616) (98.4%)		$42,875,867
OTHER ASSETS LESS LIABILITIES (1.6%)		682,751

NET ASSETS (100.0%)		$43,558,618

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.
^Variable rate security; rate shown represents rate as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

SCHEDULE OF INVESTMENTS December 31, 2010

	Principal Amount	Fair Value
MUNICIPAL BONDS (97.4%)

Education (16.3%)
Fargo ND Sch Dist Bldg Auth Lease Rev Ref 4.000% 05/01/20	$250,000	$254,653
Minot ND Public School Dist Bldg Auth 4.800% 05/01/23	210,000	215,951
Minot ND Pub Sch Dist Bldg Auth Lease Rev 4.750% 05/01/26	160,000	151,736
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.000% 08/01/18	175,000	170,840
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.500% 08/01/23	125,000	116,456
ND State Board of Hgr Educ. 5.100% 04/01/32	500,000	501,265
ND St Brd Higher Ed Rev Hsg & Aux - BSC 4.750% 05/01/19	100,000	97,614
ND St Brd Higher Ed Rev Hsg & Aux - Bismarck St College 5.350% 05/01/30	500,000	444,215
ND State Board of Hgr Educ (ND State Univ Hsg & Aux Facs) 5.000% 04/01/27	250,000	256,930
Puerto Rico Indl Tourist Edl Fac Inter American Univ 5.000% 10/01/22	500,000	482,075
Univ of Puerto Rico 5.000% 06/01/17	450,000	452,057
		3,143,792
General Obligation (10.4%)
Fargo, ND Pub Sch Dist No 1 Ltd Tax-Sch Bldg 4.500% 05/01/21	250,000	254,727
Fargo, ND Pub Sch Dist No 1 Ltd Tax 5.000% 05/01/23	200,000	207,946
Grand Forks ND Ref Impt 5.000% 12/01/24	100,000	101,699
Grand Forks ND Pub Bldg 4.625% 12/01/26	350,000	348,250
*City of Minot ND (Highway Bonds) G.O. 5.000% 10/01/23	555,000	565,545
Minot, ND Wtr & Swr Util Resv Rev 5.250% 10/01/22	200,000	210,742
Minot, ND Wtr & Swr Util Resv Rev 5.375% 10/01/23	250,000	267,200
West Fargo ND Pub Sch Dist No 6 5.000% 05/01/14	50,000	50,700
		2,006,809
Health Care (19.4%)
Burleigh Cnty ND Health Care Rev Ref-Medcenter One Inc 5.250% 05/01/13	150,000	150,102
Burleigh Cnty ND Mun Indl Dev Act Rev Ref MO Slope Luth Care Ctr 5.050% 11/01/18	125,000	113,516
Fargo ND Health Sys Rev MeritCare Obligated 5.375% 06/01/27	500,000	473,435
Fargo ND Health Sys Rev MeritCare Obligated 5.625% 06/01/31	250,000	250,350
Fargo ND Health Sys Rev MeritCare Obligated 5.125% 06/01/27	75,000	68,763
Grand Forks ND Health Care Facs Rev United Hospital Obligated Group 6.250% 12/01/24	200,000	200,300
Grand Forks ND Health Care Sys Rev Altru Health Sys Oblig Group 5.625% 08/15/27	750,000	718,238
Grand Forks ND Nursing Fac 7.250% 11/01/29	300,000	303,597
Langdon ND Health Care Facs Rev Cavalier County MEM Hosp PJ 6.200% 01/01/25	155,000	151,041
Ward Cnty ND Hlth Care Fac Rev Trinity Obligated Group 5.250% 07/01/15	385,000	406,248
Ward Cnty ND Hlth Care Fac Rev Trinity Obligated Group 5.125% 07/01/25	500,000	464,650
Ward Cnty ND Hlth Care Fac Rev Trinity Obligated Group 5.125% 07/01/29	500,000	441,320
		3,741,560
Housing (11.7%)
ND St Hsg Fin Agy 5.400% 07/01/23	500,000	508,889
ND Hsg Fin Agy Mtg Rev Hsg Fin Pg 5.650% 07/01/28	90,000	89,753
ND St Hsg Fin Agy Rev Home Mtg Prog C Aa1/NR 4.90% 07/01/15	150,000	150,839
*ND (HFA) Hsg Finance Rev 5.200% 07/01/22	615,000	616,556
ND Housing Fin Agy 5.150% 07/01/23	360,000	368,593
ND Housing Fin Agy 5.400% 07/01/28	95,000	97,024
*ND St Hsg Fin Agy Rev Hsg Fin Prog Home Mtg A 5.550% 07/01/22	40,000	39,697
ND St Hsg Fin Agy Hsg-Home Mtg Fin PG-Ser A 5.350% 07/01/34	370,000	376,253
		2,247,604
Other Revenue (17.5%)
Fargo ND Bldg Auth Lease Rev 5.000% 05/01/20	50,000	51,093
Grand Forks Cnty ND Bldg Auth Lease Rev 5.000% 12/01/20	200,000	208,880
Grand Forks ND Mosquito Ctl Resv Rev 4.750% 09/01/24	100,000	100,782
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 06/01/20	150,000	151,970
ND Pub Fin Auth AMT - Indl Dev Prog - Ser A 5.000% 06/01/31	240,000	208,406
ND Pub Fin Auth State Revolving Fund 5.500% 10/01/27	250,000	269,658
ND Pub Fin Auth Indl Dev Prog 6.000% 06/01/34	200,000	207,632
ND Mun Bd Bk Cap Fing Prog 6.000% 06/01/21	25,000	25,033
ND Bldg Auth Lease Rev 5.200% 12/01/19	90,000	91,310
*ND Bldg Auth Lease Rev 5.000% 12/01/22	1,020,000	1,052,946
Puerto Rico Comwlth Infrastructure Fing Auth Spl Tax Rev Ser A 5.500% 07/01/28	135,000	127,605
Puerto Rico Sales Tax Fin First Sub-SER A 5.000% 08/01/24	400,000	401,312
Puerto Rico Sales Tax Fin Corp Sales Tax Rev 5.000% 08/01/26	150,000	144,999
Williams Cnty ND Sales Tax Rev 5.000% 11/01/21	100,000	96,966
Williams Cnty ND Sales Tax Rev 5.000% 11/01/31	250,000	227,850
		3,366,442
Transportation (7.0%)
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 4.600% 06/01/24	350,000	350,886
Grand Forks ND Regl Arpt Auth Arpt Rev Ser A 5.000% 06/01/29	500,000	502,445
Puerto Rico Highway Rev 4.950% 07/01/26	500,000	490,700
		1,344,031
Utilities (15.1%)
Mclean Cnty ND Solid Waste Facs. Rev. Great River Energy Projects 4.875% 07/01/26	900,000	856,232
Mercer Cnty ND Pollutn Ctr Rev Ref Otter Tail Corp Proj 4.850% 09/01/22	115,000	110,206
ND St Wtr Commn Rev Wtr Dev & Mgmt Prog 5.000% 08/01/25	500,000	509,895
*Oliver Cnty ND Pollutn Ctl Rev Ref-Square Butte Electric Coop 5.300% 01/01/27	425,000	407,299
Puerto Rico Elec Power Auth Power Rev 5.000% 07/01/23	600,000	597,768
Puerto Rico Elec Power Auth Pwr Rev REF-SER ZZ 5.000% 07/01/26	300,000	289,332
South Central Regl Wtr Dist Util Sys Rev Ref - Northern Burleigh Cnty ND 5.000% 10/01/23	150,000	152,304
		2,923,036

TOTAL MUNICPAL BONDS (COST: $18,967,983)		$18,773,274

SHORT-TERM SECURITIES (1.6%)	Shares
^Wells Fargo Advantage National Tax-Free Money Market 0.174% (Cost: $306,084)	306,084	306,084

TOTAL INVESTMENTS IN SECURITIES (COST: $19,274,067) (99.0%)		$19,079,358
OTHER ASSETS LESS LIABILITIES (1.0%)		186,799

NET ASSETS (100.0%)		$19,266,157

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.
^Variable rate security; rate shown represents rate as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

VIKING SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS December 31, 2010

	Shares	Fair Value

COMMON STOCK (97.2%)

Consumer Discretionary (9.9%)
The Buckle Inc	1,200	$45,324
*Carter's Inc	2,100	61,971
*Children's Place Retail Stores Inc	1,300	64,532
*Dicks Sporting Goods	1,000	37,500
The Finish Line—Class A	2,600	44,694
*Hanesbrands	2,300	58,420
*Hhgregg Inc	1,500	31,425
*Jack in the Box	1,800	38,034
		381,900
Consumer Staples (4.5%)
*BJ'S Wholesale	1,200	57,480
J & J Snack Foods	1,600	77,184
Lancaster Colony Corp	650	37,180
		171,844
Energy (6.5%)
*Bristow Group	1,900	89,965
*Oil States Intl Inc	1,300	83,317
*Stone Energy Corp	3,500	78,015
		251,297
Financials (26.7%)
Argo Group Intl	2,400	89,880
Aspen Insurance Holdings	2,300	65,826
Astoria Financial	4,600	63,986
Corporate Office Properties	1,900	66,405
First Midwest Bancorp Inc	3,100	35,712
First Niagara Finc Gr Inc	4,800	67,104
LaSalle Hotel	2,800	73,920
National Penn Bancshares Inc	5,900	47,377
Pebblebrook Hotel Trust	900	18,288
Prosperity Bancshares	1,800	70,704
Protective Life Corp	2,400	63,936
Senior Housing Properties Trust	3,500	76,790
Tanger Factory Outlet Centers	1,800	92,142
Tower Group	2,200	56,276
Trustmark	3,200	79,488
Washington Federal	3,500	59,220
		1,027,054
Health Care (7.0%)
*Magellan Health Services Inc	1,200	56,736
Owens & Minor	2,550	75,046
Teleflex Inc	1,300	69,953
West Pharm. Services	1,600	65,920
		267,655

Industrials (23.0%)
*AAR Corp	2,000	54,940
Arkansas Best Corp	2,400	65,808
Barnes Group	3,800	78,546
Brinks Corp	2,600	69,888
*Chicago Bridge & Iron	1,800	59,220
Crane Corp	1,000	41,070
*Emcor Group	1,300	37,674
*General Cable	2,200	77,198
*Genesee & Wyoming Inc—Class A	800	42,360
*Geoeye Inc	1,385	58,710
*Old Dominion	1,650	52,784
A.O. Smith Corp	1,325	50,456
Towers Watson & Co—Class A	1,100	57,266
Tutor Perini Corp	4,500	96,345
Wabtec	800	42,312
		884,577
Information Technology (8.9%)
*AXT, Inc	2,200	22,968
*JDA Software Group Inc	3,400	95,200
Maximus Inc	600	39,348
*Netgear Inc	2,800	94,304
*NetScout Systems Inc	3,900	89,739
		341,559
Materials (4.2%)
AptarGroup	1,800	85,626
RPM International Inc	3,400	75,140
		160,766
Utilities (6.5%)
Cleco Corporation	2,900	89,204
Portland Gen Elect Corp	3,500	75,950
Westar Energy Inc	3,300	83,028
		248,182

TOTAL COMMON STOCKS (COST: $2,985,259)		$3,734,834

SHORT-TERM SECURITIES (1.3%)	Shares
^Wells Fargo Advantage Cash Investment Money Market 0.148% (COST: $50,003)	50,003	$50,003

TOTAL INVESTMENTS IN SECURITIES (COST: $3,035,262) (98.5%)		$3,784,837
OTHER ASSETS LESS LIABILITIES (1.5%)		57,463

NET ASSETS (100.0%)		$3,842,300

*Non-income producing
^Variable rate security; rate shown represents rate as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities December 31, 2010

	Tax-Free Fund for MT	Tax-Free Fund for ND	Small-Cap Value Fund
ASSETS
Investments in securities, at cost	$43,747,616	$19,274,067	$3,035,262

Investments in securities, at value	$42,875,867	$19,079,358	$3,784,837
Cash	0	0	58,606
Security sales receivable	0	443,403	0
Receivable for Fund shares sold	156,818	0	2,000
Accrued dividends receivable	250	64	3,675
Accrued interest receivable	701,308	292,243	7
Prepaid expenses	4,254	3,267	1,228
Total assets	$43,738,497	$19,818,335	$3,850,353

LIABILITIES
Security purchases payable	$0	$513,900	$0
Payable for Fund shares redeemed	84,843	0	0
Payable to affiliates	33,850	13,600	4,464
Accrued expenses	20,557	9,974	3,589
Disbursements in excess of demand deposit cash	40,629	14,704	0
Total liabilities	$179,879	$552,178	$8,053

NET ASSETS	$43,558,618	$19,266,157	$3,842,300

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$46,219,159	$21,179,241	$3,384,035
Accumulated undistributed net realized gain (loss) on investments	(1,791,328)	(1,723,638)	(291,310)
Accumulated undistributed net investment income (loss)	2,536	5,263	0
Unrealized appreciation (depreciation) on investments	(871,749)	(194,709)	749,575

NET ASSETS	$43,558,618	$19,266,157	$3,842,300

Shares outstanding	4,529,748	1,957,029	246,210
Net asset value per share*	$9.62	$9.84	$15.61
Public offering price (sales charge of 3.75%, 3.75%, and 5.25%, respectively)	$9.99	$10.22	$16.47

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations For the year ended December 31, 2010

	Tax-Free Fund for MT	Tax-Free Fund for ND	Small-Cap Value Fund
INVESTMENT INCOME
Interest	$1,933,974	$961,337	$194
Dividends	1,460	336	62,760
Total investment income	$1,935,434	$961,673	$62,954

EXPENSES
Investment advisory fees	$200,532	$101,159	$35,682
Distribution (12b-1) fees	100,266	50,579	8,922
Transfer agent fees	80,213	40,464	8,502
Accounting service fees	44,053	34,116	25,784
Administrative service fees	50,133	25,354	6,860
Professional fees	12,734	7,071	2,052
Reports to shareholders	2,395	794	935
License, fees, and registrations	4,604	3,443	2,426
Audit fees	16,732	7,407	1,361
Trustees' fees	5,749	3,030	721
Transfer agent out-of-pockets	2,056	2,518	1,125
Custodian fees	7,718	4,570	3,177
Legal fees	11,239	5,656	981
Insurance expense	2,606	1,442	218
Total expenses	$541,030	$287,603	$98,746
Less expenses waived or reimbursed	(156,008)	(93,378)	(39,862)
Total net expenses	$385,022	$194,225	$58,884

NET INVESTMENT INCOME	$1,550,412	$767,448	$4,070

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(106,570)	$(76,141)	$509,728
Net change in unrealized appreciation (depreciation) of investments	(931,686)	(397,166)	78,372
Net realized and unrealized gain (loss) on investments	$(1,038,256)	$(473,307)	$588,100

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$512,156	$294,141	$592,170

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2010

	Tax-Free Fund for MT	Tax-Free Fund for ND	Small-Cap Value Fund
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,550,412	$767,448	$4,070
Net realized gain (loss) from investment transactions	(106,570)	(76,141)	509,728
Net change in unrealized appreciation (depreciation) on investments	(931,686)	(397,166)	78,372
Net increase (decrease) in net assets resulting from operations	$512,156	$294,141	$592,170

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(1,549,086)	$(764,424)	$(4,070)
Total distributions	$(1,549,086)	$(764,424)	$(4,070)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$10,177,922	$4,084,657	$364,662
Proceeds from reinvested dividends	1,184,476	623,298	4,031
Cost of shares redeemed	(2,556,041)	(3,144,484)	(596,575)
Net increase (decrease) in net assets resulting from capital share transactions	$8,806,357	$1,563,471	$(227,882)

TOTAL INCREASE IN NET ASSETS	$7,769,427	$1,093,188	$360,218
NET ASSETS, BEGINNING OF PERIOD	$35,789,191	$18,172,969	$3,482,082
NET ASSETS, END OF PERIOD	$43,558,618	$19,266,157	$3,842,300

Accumulated undistributed net investment income	$2,536	$5,263	$0

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets For the year ended December 31, 2009

	Tax-Free	Tax-Free	Small-Cap
	Fund for MT	Fund for ND	Value Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$837,485	$432,214	$14,025
Net realized gain (loss) from investment transactions	64,622	43,261	16,071
Net change in unrealized appreciation (depreciation) on investments	1,211,561	662,698	561,061
Net increase (decrease) in net assets resulting from operations	$2,113,668	$1,138,173	$591,157

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(836,701)	$(430,795)	$(14,024)
Total distributions	$(836,701)	$(430,795)	$(14,024)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$5,242,312	$721,483	$128,909
Proceeds from fund acquisition[1]	19,574,893	12,392,383	0
Proceeds from reinvested dividends	545,854	265,306	31,892
Cost of shares redeemed	(1,436,353)	(967,899)	(374,528)
Net increase (decrease) in net assets resulting from capital share transactions	$23,926,706	$12,411,273	$(213,727)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$25,203,673	$13,118,651	$363,406
NET ASSETS, BEGINNING OF PERIOD	$10,585,518	$5,054,318	$3,118,676
NET ASSETS, END OF PERIOD	$35,789,191	$18,172,969	$3,482,082

Accumulated undistributed net investment income	$1,229	$3,179	$1

1Refer to Note 3 for information on fund acquisition.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

Viking Mutual Funds (the "Trust") was organized as a Delaware business trust on March 30, 1999 and commenced operations on August 3, 1999. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and consists of three series (the "Funds").

The Viking Tax-Free Fund for Montana ("Tax-Free Fund for MT") and Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for ND"), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital. The Viking Small-Cap Value Fund ("Small-Cap Value Fund"), a diversified Fund, seeks long-term total return and capital preservation.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Trustees.

Securities for which quotations are not readily available are valued using a matrix system at fair value as determined by IFS. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. Refer to Note 4 for further disclosures related to the inputs used to value the Funds' investments as of December 31, 2010.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Funds' Schedule of Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.50% contingent deferred sales charge "CDSC" may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2007.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are accreted and amortized for financial reporting purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. The Tax-Free Fund for MT and the Tax-Free Fund for ND declare dividends from net investment income daily and pay such dividends monthly. The Small-Cap Value Fund will declares and pays dividends from net investment income at least annually. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common Expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Acquisition of Funds

On July 31, 2009, Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota acquired all the net assets of Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc., respectively, pursuant to a Plan of Reorganization approved by Montana Tax-Free Fund and ND Tax-Free Fund on June 29, 2009.

The acquisition of Montana Tax-Free Fund was accomplished by a tax-free exchange of 2,039,051 shares of Viking Tax-Free Fund for Montana (valued at $19,574,893) for 1,947,093 shares of Montana Tax-Free Fund Class A and 455,852 shares of Montana Tax-Free Fund Class B outstanding on July 31, 2009. Montana Tax-Free Fund's net assets at that date ($15,868,805 Class A and $3,706,088 Class B), including $382,848 of unrealized depreciation, were combined with those of Viking Tax-Free Fund for Montana. The aggregate net assets of Viking Tax-Free Fund for Montana and Montana Tax-Free Fund Class A and Class B immediately before the acquisition were $12,688,602, $15,878,381, and $3,705,046, respectively.

The acquisition of ND Tax-Free Fund was accomplished by a tax-free exchange of 1,251,756 shares of Viking Tax-Free Fund for North Dakota (valued at $12,392,383) for 1,679,184 shares of ND Tax-Free Fund outstanding on July 31, 2009. ND Tax-Free Fund's net assets at that date ($12,392,383), including $77,758 of unrealized depreciation, were combined with those of Viking Tax-Free Fund for North Dakota. The aggregate net assets of Viking Tax-Free Fund for North Dakota and ND Tax-Free Fund immediately before the acquisition were $5,933,138 and $12,386,162, respectively.

The Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota elected to maintain the tax cost basis of the investments acquired in the acquisition to align reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 4: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of December 31, 2010:

		Level 1	Level 2	Level 3	Total
Tax-Free	Short Term Securities	$870,506	$0	$0	$870,506
Fund for MT	Municipal Bonds	0	42,005,361	0	42,005,361
	Total	$870,506	$42,005,361	$0	$42,875,867

Tax-Free	Short Term Securities	$306,084	$0	$0	$306,084
Fund for ND	Municipal Bonds	0	18,773,274	0	18,773,274
	Total	$306,084	$18,773,274	$0	$19,079,358

Small-Cap	Short Term Securities	$50,003	$0	$0	$50,003
Value Fund	Common Stock	3,734,834	0	0	3,734,834
	Total	$3,784,837	$0	$0	$3,784,837

See schedule of investments to view by type of obligation. The Funds did not hold any Level 3 assets during the fiscal year ended December 31, 2010. There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2010. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

NOTE 5: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2010, were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND	Small-Cap Value Fund
Purchases	$19,082,010	$7,143,388	$1,471,136
Sales	$9,875,705	$5,786,890	$1,784,658

NOTE 6: Capital Share Transactions

Transactions in capital shares were as follows:

	Tax-Free Fund for MT		Tax-Free Fund for ND		Small-Cap Value Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Shares sold	1,019,000	542,297	401,194	74,417	25,716	12,034
Shares issued in connection with fund acquisition	0	2,039,051	0	1,251,756	0	0
Shares issued on reinvestment of dividends	119,462	56,722	61,292	26,861	256	2,705
Shares redeemed	(258,809)	(148,477)	(310,731)	(96,018)	(42,236)	(42,054)
Net increase (decrease)	879,653	2,489,593	151,755	1,257,016	(16,264)	(27,315)

NOTE 7: Income Tax Information

At December 31, 2010, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND	Small-Cap Value Fund
Investments at cost	$43,745,080	$19,268,804	$3,038,643
Unrealized appreciation	$319,343	$251,014	$783,684
Unrealized depreciation	$1,188,556	$440,460	$37,490
Net unrealized appreciation (depreciation)*	($869,213)	($189,446)	$746,194

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales and market discount.

The tax character of distributions paid was as follows:

	Tax-Free Fund for MT		Tax-Free Fund for ND		Small-Cap Value Fund
	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09
Tax-exempt income	$1,549,086	$836,701	$764,424	$430,795	$0	$0
Ordinary income	0	0	0	0	4,070	14,024
Total	$1,549,086	$836,701	$764,424	$430,795	$4,070	$14,024

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND	Small-Cap Value Fund
Accumulated capital and other losses	($1,791,328)	($1,723,638)	($287,929)
Unrealized appreciation/(depreciation)*	(869,213)	(189,446)	746,194
Total accumulated earnings/(deficit)	($2,660,541)	($1,913,084)	$458,265

*Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales and market discount.

Capital loss carryforwards may be used to offset future capital gains. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Tax-Free Fund for MT	Tax-Free Fund for ND	Small-Cap Value Fund
2011	$845,562	$1,089,267	0
2012	$607,751	$459,554	0
2013	$50,681	$16,196	0
2014	$51,062	$38,426	0
2015	$56,897	$0	0
2016	$72,824	$44,995	$280,469
2017	$0	$0	$7,460
2018	$106,551	$75,200	0
Total	$1,791,328	$1,723,638	$287,929

For the year ended December 31, 2010, the Tax-Free Fund for MT and Tax-Free Fund for ND made permanent reclassifications to reflect tax character of $3,714,786 and $1,756,690, respectively, due to capital loss carryforward expirations.

NOTE 8: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Small-Cap Value Fund, Fox Asset Management, LLC ("Fox Asset Management" or "Fox") is the sub-adviser.

VFM provides investment advisory and management services to the Funds. For Tax-Free Fund for MT, Tax-Free Fund for ND, and Small-Cap Value Fund, the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.50%, and 1.00%, respectively, of the average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 29, 2011, for Tax-Free Fund for MT, Tax-Free Fund for ND, Small-Cap Value Fund, so that the net annual operating expenses do not exceed 1.07%, 1.07%, and 1.65%, respectively. After this date, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary waivers and reimbursements, the Tax-Free Fund for MT and Tax-Free Fund for ND expenses were at an annual rate of 0.96% of average daily net assets for the year ended December 31, 2010. VFM and the affiliated service providers have voluntarily agreed to waive the affiliated service provider's fees before waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees Year Ended 12/31/10*	Advisory Fees Payable 12/31/10*
Tax-Free Fund for MT	$200,532	$18,276
Tax-Free Fund for ND	$101,159	$8,071
Small-Cap Value Fund	$34,419	$3,153
* After waivers and reimbursements, if any.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." The Funds currently pay an annual distribution fee of up to 0.25% of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/31/10			Payable 12/31/10
	Sales Charges	CDSC	Distribution Fees	Sales Charges	CDSC	Distribution Fees
Tax-Free Fund for MT	$322,742	$0	$100,266	$5,043	$0	$9,138
Tax-Free Fund for ND	$56,731	$0	$50,579	$128	$0	$4,035
Small-Cap Value Fund	$1,754	$0	$8,922	$0	$0	$788

IFS acts as the Funds' transfer agent for a variable fee equal to 0.20% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds' accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. IFS also acts as the Funds' administrative services agent for a variable fee equal to 0.125% of the average daily net assets for the Tax-Free Fund for MT and Tax-Free Fund for ND and 0.15% of the average daily net assets for the Small-Cap Value Fund on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 12/31/10			Payable 12/31/10
	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*
Tax-Free Fund for MT	$8,466	$4,634	$5,291	$546	$286	$341
Tax-Free Fund for ND	$2,657	$2,234	$1,664	$432	$376	$270
Small-Cap Value Fund	$484	$1,699	$363	$75	$256	$56
* After waivers and reimbursements, if any.

NOTE 9: Principal Risks

Tax-Free Fund for MT and Tax-Free Fund for ND invest primarily in municipal securities from a specific state. Each Fund is therefore more susceptible to political, economic, legislative, or regulatory factors adversely affecting issuers of municipal securities in its respective state. Interest rate risk is the risk that bond prices will decline in value because of changes in interest rates. There is normally an inverse relationship between the fair value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the average maturity of each Fund's portfolio, the greater its interest rate risk.

VIKING TAX-FREE FUND FOR MONTANA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$9.81	$9.12	$9.96	$10.06	$10.04

Income (loss) from investment operations:
Net investment income (loss)	$0.38	$0.39	$0.39	$0.39	$0.39
Net realized and unrealized gain (loss) on investments	(0.19)	0.69	(0.84)	(0.10)	0.02
Total from investment operations	$0.19	$1.08	$(0.45)	$0.29	$0.41

Less Distributions:
Dividends from net investment income	$(0.38)	$(0.39)	$(0.39)	$(0.39)	$(0.39)
Total distributions	$(0.38)	$(0.39)	$(0.39)	$(0.39)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$9.62	$9.81	$9.12	$9.96	$10.06

Total Return[1]	1.93%	11.97%	(4.66%)	2.96%	4.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$43,559	$35,789	$10,586	$9,899	$11,084
Ratio of expenses to average net assets after waivers*[2]	0.96%	0.92%	0.85%	0.76%	0.63%
Ratio of expenses to average net assets before waivers*	1.35%	1.31%	1.10%	1.11%	1.08%
Ratio of net investment income to average net assets*	3.87%	3.98%	4.03%	3.91%	3.87%
Portfolio turnover rate	25.34%	11.14%	14.34%	26.57%	24.39%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$9.22	$10.10	$10.22	$10.14

Income (loss) from investment operations:
Net investment income (loss)	$0.38	$0.40	$0.40	$0.40	$0.39
Net realized and unrealized gain (loss) on investments	(0.23)	0.85	(0.88)	(0.12)	0.08
Total from investment operations	$0.15	$1.25	$(0.48)	$0.28	$0.47

Less Distributions:
Dividends from net investment income	(0.38)	$(0.40)	$(0.40)	$(0.40)	$(0.39)
Total distributions	$(0.38)	$(0.40)	$(0.40)	$(0.40)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$9.84	$10.07	$9.22	$10.10	$10.22

Total Return[1]	1.48%	13.77%	(4.89%)	2.77%	4.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$19,266	$18,173	$5,054	$5,652	$5,876
Ratio of expenses to average net assets after waivers*[2]	0.96%	0.92%	0.85%	0.77%	0.62%
Ratio of expenses to average net assets before waivers*	1.42%	1.49%	1.21%	1.20%	1.18%
Ratio of net investment income to average net assets*	3.79%	3.94%	4.10%	3.92%	3.86%
Portfolio turnover rate	29.47%	52.28%	30.91%	28.12%	35.84%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06
NET ASSET VALUE, BEGINNING OF PERIOD	$13.27	$10.76	$14.85	$15.43	$14.32

Income (loss) from investment operations:
Net investment income (loss)	$0.02	$0.05	$0.06	$0.02	$0.01
Net realized and unrealized gain (loss) on investments	2.34	2.51	(4.09)	0.35	2.00
Total from investment operations	$2.36	$2.56	$(4.03)	$0.37	$2.01

Less Distributions:
Dividends from net investment income	$(0.02)	$(0.05)	$(0.06)	$(0.02)	$(0.01)
Distributions from net realized gains	0.00	0.00	0.00	(0.93)	(0.89)
Total distributions	$(0.02)	$(0.05)	$(0.06)	$(0.95)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$15.61	$13.27	$10.76	$14.85	$15.43

Total Return[1]	17.76%	23.82%	(27.12%)	2.41%	14.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,842	$3,482	$3,119	$3,818	$3,243
Ratio of expenses to average net assets after waivers*[2]	1.65%	1.57%	1.50%	1.65%	1.65%
Ratio of expenses to average net assets before waivers*	2.77%	3.42%	1.96%	2.15%	2.23%
Ratio of net investment income to average net assets*	0.11%	0.48%	0.47%	0.16%	0.08%
Portfolio turnover rate	42.94%	54.74%	71.46%	46.19%	36.96%

[1]	Excludes any applicable sales charge.

[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.

*	Average net assets was calculated using a 360-day period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Viking Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Viking Mutual Funds, comprising the Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, and Viking Small-Cap Value Fund (the "Funds" ) as of December 31, 2010, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2009, and financial highlights for the years ended prior to December 31, 2010, were audited by another independent registered accounting firm, who expressed an unqualified opinion on those financial statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Viking Mutual Funds as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services, Ltd.
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 25, 2011

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/30/10	Ending Account Value 12/31/10	Expenses Paid During Period*	Annualized Expense Ratio

Viking Tax-Free Fund for Montana
Actual	$1,000.00	$992.36	$4.78	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.85	0.96%

Viking Tax-Free Fund for North Dakota
Actual	$1,000.00	$988.10	$4.77	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.85	0.96%

Viking Small-Cap Value Fund
Actual	$1,000.00	$1,220.83	$9.16	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$8.32	1.65%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2010, the Board of Trustees, including a majority of the independent Trustees of the Funds, renewed the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and Fox Asset Management, LLC ("Fox").

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were no soft dollar arrangements involving the Adviser, but the Sub-Advisor did utilize soft-dollars in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to fourteen funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Investment Performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective. As of June 30, 2010, the Fund performance for: (1) Viking Tax-Free Fund for North Dakota one, three, and five year periods had positive returns, were below its index, but were at or above its median classification. (2) Viking Tax-Free Fund for Montana one, three, and five year periods had positive returns, were below its index, and the 1, 5, and 10 year periods were above its median classification but below for its 3-year period; (3) Viking Small-Cap Value Fund one-year period was below its index, its 3 and 5 year period was above the index, and the 3 and 5-year periods were above its median classification but below for its 1-year period.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of Scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale. The Trustees discussed the fact that the advisor does not benefit from economies of scale due to its relationship to the Funds as the Funds are relatively small and are its only advisory clients.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Advisor seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of the Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expenses for the Viking Tax-Free Fund for Montana and for the Viking Tax-Free Fund for North Dakota to other funds of similar objective and size reflected that the Viking Tax-Free Fund's expense ratios of 0.96% are similar to that of most funds of similar size and objective; (2) a comparison of the projected net operating expense of 1.65% for the Viking Small-Cap Value Fund to other funds of similar objective and size reflect that the Small-Cap Value Fund has a slightly higher expense structure.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the renewal of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Sub-Advisory Agreement with Fox

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and Fox with respect to Viking Small-Cap Value Funds ("Small-Cap Fund"), the Trustees requested information from Fox that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, Extent and Quality of Services: The Board felt satisfied with the overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies and expected performance to be achieved by Fox. Based on the review of Fox by the Investment Adviser Chief Compliance Officer of Viking and also review by the Fund CCO, including a review of the possible conflicts of interest, and the advisory policy and procedure manual, the Board felt that the overall nature and quality of services are satisfactory as of the date of the Board meeting.

Analysis of the rates charged by other sub-advisers of similar funds: The Board considered the sub-advisory fees paid to Fox fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the Small-Cap Fund as a result of its participation in soft dollar arrangements from securities trading in the Small-Cap Fund. However, the soft-dollars generated from the relationship with the Small-Cap Fund have historically been relatively small in dollar amount.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Fox, the strategic plan involving the Small-Cap Fund, and the potential for increased distribution and growth of the Small-Cap Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of each of the Small-Cap Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Robert E. Walstad and Shannon D. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. Mr. Walstad and Mr. Radke own membership interests of approximately 10% and 7%, respectively, in Corridor. They received their membership interests, without a cash investment, in exchange for their contributions to Corridor (including experience in the mutual fund industry and their personal guaranties of bank financing) and, in addition, with respect to Mr. Radke, in exchange for his interest in Viking. Mr. Radke also purchased a portion of his memberships interests in Corridor. Other current employees of Corridor own, in the aggregate, approximately 23% of the total membership interests in Corridor, with each employee individually owning an interest of approximately 1%. They received their membership interests in exchange for their experience and role in the operations of Corridor, and without a cash investment.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke (the "Portfolio Manager" of the Funds), is based on salary paid every other week. He is not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Viking Small-Cap Value Fund Only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

Similar Investment Companies Sub-Advised by Fox. Fox acts as investment sub‑adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Eaton Vance Small Cap Value Fund, Saratoga Small Cap Value Fund.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Funds under the Sub-Advisory Agreement, the Adviser is required to pay Fox a fee on the Small-Cap Fund. VFM pays the sub-adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the Small-Cap Fund's daily net assets up to $5 million, 0.45% from $5 million to $15 million, 0.50% from $15 million to $25 million, 0.55% from $25 million to $35 million and 0.60% in excess of $35 million.

•

Fox's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The compensation structure for the investment professionals is a competitive base salary, a subjective bonus, and a performance bonus. The amounts in each category vary by job descriptions. The mixes for each level are set in consideration of industry compensation surveys. The performance portion varies depending on whether the person is an analyst or portfolio manager. Portfolio managers are evaluated relative to their benchmarks and their peer groups. Analysts at all levels have performance bonuses based on their recommendations relative to their respective benchmarks.

•

Ownership opportunities come in two forms. First, Fox employees own 20% through a limited partnership. Ownership interests are set and approved by the partnership under the direction of the Managing Partner. The second is a liberal incentive stock options program of the publicly traded parent organization, Eaton Vance (EV, NYSE).

•

Management has delineated these components of compensation and set the performance guidelines to eliminate confusion concerning the calculus that is used. The compensation levels are compared to industry levels via various measures, including the McLagan survey.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Fund consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as directors or trustees for Integrity Fund of Funds, Inc., the three series of The Integrity Funds, and the six series of Integrity Managed Portfolios. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios, the three series of The Integrity Funds, and the four series of Viking Mutual Funds.

Each Trustee serves the Fund until its termination; or until the Trustees' retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Fund.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Jerry M. Stai Birth date: March 31, 1952 Began serving: August 2009 Funds overseen: 13 funds

Principal occupation(s): Faculty: Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc., The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: August 2009 Funds overseen: 13 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to present), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: August 2009 Funds overseen: 13 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation

The Statement of Additional Information ("SAI") contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: August 2009 Funds overseen: 13 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, CEO, Chairman (2002 to 2007): Capital Financial Services, Inc.; President and Interim President: ND Tax-Free Fund, Inc. (1989 to 2007 and 2008 to 2009), Montana Tax-Free Fund, Inc. (1993 to 2007 and 2008 to 2009), Integrity Managed Portfolios (1996 to 2007 and 2008 to 2009), The Integrity Funds (2003 to 2007 and 2008 to 2009), and Integrity Fund of Funds, Inc. (1995 to 2007 and 2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to present); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board

(1)

Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President (2009 to present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Viking Fund Management, LLC

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 2009

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney; Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: ND Capital, Inc. (1988 to 2006), Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax Free Fund, Inc. (1988 to 2009) and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to present): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: August 2009

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: August 2009 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Managed Portfolios, The Integrity Funds, and Integrity Fund of Funds, Inc. (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Fund's Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2010

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number, name, address
	•	Account balance, transaction history, account transactions
	•	Investment experience, wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes- information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

• train employees on privacy, information security and protection of client information
• limit access to nonpublic personal information to those employees requiring such information in performing their job functions.
How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:
• open an account or seek financial or tax advice
• provide account information or give us your contact information
• make a wire transfer
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies
	•	The Integrity Funds
	•	Viking Mutual Funds
	•	Integrity Managed Portfolios
	•	Integrity Fund of Funds, Inc.
	•	Corridor Investors, LLC
	•	Viking Fund Management, LLC
	•	Integrity Funds Distributor, LLC
	•	Integrity Fund Services, LLC
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds
•	Viking Mutual Funds
•	Integrity Managed Portfolios
•	Integrity Fund of Funds, Inc.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Viking Small-Cap Value Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen") and Brady, Martz & Associates, P.C. ("Brady, Martz"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $19,570 for the year ended December 31, 2010 (by Cohen) and $24,800 for the year ended December 31, 2009 (by Brady, Martz).

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen and Brady, Martz that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2010 (by Cohen) and $2,950 for the year ended December 31, 2009 (by Brady, Martz).

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Brady, Martz for tax compliance, tax advice, and tax planning were $3,000 for the year ended December 31, 2010 and $3,850 for the year ended December 31, 2009. Such services included review of excise distribution calculations (if applicable), preparation of the Fund's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen and Brady, Martz, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half year.

Item 11. CONTROLS AND PROCEDURES

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized, and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by the Report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99.CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Viking Mutual Funds

By:	/s/Shannon D. Radke
Shannon D. Radke
President

March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Shannon D. Radke
Shannon D. Radke
President

March 4, 2011

By:	/s/Adam Forthun
Adam Forthun
Treasurer

March 4, 2011